                                JANUARY 16, 2001
                        DART 2000-1 DISTRIBUTION SUMMARY

                               COLLECTION ACCOUNT


WIRE/DEPOSIT TO:                            IN CONSIDERATION OF:                 IN THE AMOUNT OF:
----------------                            --------------------                 -----------------
1.  Premier Auto Finance, Inc.              Reimburse Previous Advances                      0.00

2.  Bank of New York                        Indenture Trustee Fee                            0.00

3.  Chase                                   Owner Trustee Fee                                0.00

4.  Premier Auto Finance, Inc.              Servicing Fees                             520,825.32
                                            Late Fees                                   79,452.72
                                            Total Servicing Fees                       600,278.04

5.  Note Distribution Account               Note Interest                            3,605,745.49

6.  Certificate Distribution Account        Certificate Interest                        87,068.70

7.  Note Distribution Account               Principal Payable                       22,148,008.67

8.  Certificate Distribution Account        Principal Payable                                0.00

9.  Reserve Fund                            Funding                                          0.00

TOTAL AMOUNT WIRED/DEPOSITED:                                                       26,441,100.90



      RESERVE ACCOUNT


WIRE/DEPOSIT TO:                             IN CONSIDERATION OF:                   IN THE AMOUNT OF:
----------------                             --------------------                   -----------------
1. Collection Account                        Collection Shortfall                       780,540.05

TOTAL AMOUNT WIRED/DEPOSITED:                                                           780,540.05




/S/
--------------------------------------------------
Randall S. Royer
VP - Assistant Treasurer





/S/
--------------------------------------------------
Gil Van Over
EVP - Chief Operating Officer

                   DEALER AUTO RECEIVABLES OWNER TRUST 2000-1


                            6.69% Dealer Auto Receivables Asset-Backed Notes, Class A-1
    190,000,000.00
                            7.01% Dealer Auto Receivables Asset-Backed Notes, Class A-2
    274,000,000.00
                            7.07% Dealer Auto Receivables Asset-Backed Notes, Class A-3
    168,000,000.00
                            7.12% Dealer Auto Receivables Asset-Backed Notes, Class A-4
     83,251,000.00
                            7.46% Dealer Auto Receivables Asset-Backed Notes, Class B
     24,470,000.00
                            7.93% Dealer Auto Receivables Asset- Backed Certificates
     13,175,591.56

                                 MONTHLY REPORT
                   FOR THE JANUARY 16, 2001 DISTRIBUTION DATE

A   CALCULATION OF AVAILABLE AMOUNTS

  1 Available Principal (as defined in Article I of the Sale and Servicing Agreement)                 $20,007,483.58
                                                                                                  -------------------
  2 Available Interest (as defined in Article I of the Sale and Servicing Agreement)                   $5,573,624.55
                                                                                                  -------------------
  3 Available Amounts (1. plus 2.)                                                                    $25,581,108.13
                                                                                                  -------------------

B   CALCULATION OF PRINCIPAL DISTRIBUTABLE AMOUNT                                                     $22,148,008.67
                                                                                                  -------------------
     (as defined in Article I of the Sale and Servicing Agreement)

C   CALCULATION OF NOTE MONTHLY PRINCIPAL DISTRIBUTABLE AMOUNT                                        $22,148,008.67
                                                                                                  -------------------

  1 Note Percentage for such Distribution Date

    (a)  for each Distribution Date to but excluding the Distribution Date on
         which the principal amount of the Class B Notes is reduced to zero                                  100.00%
                                                                                                  -------------------

    (b)  after the principal amount of the Class B Notes have been reduced                                     0.00%
         to zero
                                                                                                  -------------------

  2 Principal Distributable Amount (from B)                                                           $22,148,008.67
                                                                                                  -------------------

  3 Note Monthly Principal Distributable Amount for

       (a)  Class A-1 Notes                                                                           $22,148,008.67
                                                                                                  -------------------

       (b)  Class A-2 Notes                                                                                    $0.00
                                                                                                  -------------------

       (c)  Class A-3 Notes                                                                                    $0.00
                                                                                                  -------------------

       (d)  Class A-4 Notes                                                                                    $0.00
                                                                                                  -------------------

       (e)  Class B Notes                                                                                      $0.00
                                                                                                  -------------------

       (f)  Note Principal Carryover Shortfall                                                                 $0.00
                                                                                                  -------------------



D    CALCULATION OF NOTE MONTHLY INTEREST DISTRIBUTABLE AMOUNT

   1 Class A-1 Interest Rate                                                                                    6.69%
                                                                                                   -------------------

   2 Class A-2 Interest Rate                                                                                    7.01%
                                                                                                   -------------------

   3 Class A-3 Interest Rate                                                                                    7.07%
                                                                                                   -------------------

   4 Class A-4 Interest Rate                                                                                    7.12%
                                                                                                   -------------------

   5 Class B Interest Rate                                                                                      7.46%
                                                                                                   -------------------

   6 Class A-1 Note Interest Distributable Amount                                                         $369,251.06
                                                                                                   -------------------

   7 Class A-2 Note Interest Distributable Amount                                                       $1,600,616.67
                                                                                                   -------------------

   8 Class A-3 Note Interest Distributable Amount                                                         $989,800.00
                                                                                                   -------------------

   9 Class A-4 Note Interest Distributable Amount                                                         $493,955.93
                                                                                                   -------------------

  10 Class B Note Interest Distributable Amount                                                           $152,121.83
                                                                                                   -------------------

  11 Aggregate Interest Carryover Shortfall for each Class for such Distribution Date                           $0.00
                                                                                                   -------------------

  12 Note Monthly Interest Distributable Amount (the sum of items D.6, D.7, D.8,
     D.9, D.10 and D.11)                                                                                $3,605,745.49
                                                                                                   -------------------

E    CALCULATION OF NOTE DISTRIBUTABLE AMOUNT (SUM OF C.3 PLUS D.12.)                                  $25,753,754.16
                                                                                                   -------------------

F    CALCULATION OF CERTIFICATE PRINCIPAL DISTRIBUTABLE AMOUNT

   1 Certificate Balance                                                                               $13,175,591.56
                                                                                                   -------------------

   2 Principal Distributable Amount                                                                             $0.00
                                                                                                   -------------------

   3 Certificate Percentage for each respective Distribution
     Date

   3 (a)  for each Distribution Date to but excluding the Distribution Date on which
          the Principal Amount of the Class B Notes is reduced to zero                                           0.00%
                                                                                                   -------------------

   3 (b)  on the Distribution Date on which the Principal Amount of the Class B Notes is reduced to zero
                                                                                                   -------------------

   3 (c)  thereafter                                                                                          100.00%
                                                                                                   -------------------

   4 (a)  Principal Distributable Amount multiplied by the Certificate Percentage for such
          Distribution Date                                                                                     $0.00
                                                                                                   -------------------

   4 (b)  Certificate Principal Carryover Shortfall for such Distribution Date                                  $0.00
                                                                                                   -------------------

   5 Certificate Principal Distributable Amount (the sum of  4.(a) and 4.(b))                                   $0.00
                                                                                                   -------------------

G CALCULATION OF CERTIFICATE INTEREST DISTRIBUTABLE AMOUNT

   1 Certificate Pass-Through Rate                                                                              7.93%
                                                                                                   -------------------

   2 (a)  Certificate Monthly Interest Distributable Amount                                                $87,068.70




   2 (b)  Certificate Interest Carryover Shortfall for such Distribution Date                                   $0.00
                                                                                                   -------------------

   3 Certificate Interest Distributable Amount (sum of 2.(a) and 2.(b))                                    $87,068.70
                                                                                                   -------------------

H CALCULATION OF CERTIFICATE DISTRIBUTABLE AMOUNT (SUM OF F.5 AND G.3)                                     $87,068.70
                                                                                                   -------------------

I FEES

   1 The Monthly Servicing Fee for such Distribution Date                                                  520,825.32
                                                                                                   -------------------
     (1/12 of the product of 1% and the Aggregate Principal Balance of the Contracts as of the
     beginning of the preceding Distribution Date)

   2 Late Payment Penalty Fees for such Distribution Date                                                  $79,452.72
                                                                                                   -------------------

   3 Extension Fees for such Distribution Date                                                                  $0.00
                                                                                                   -------------------

   4 Indenture Trustee Fee for such Distribution Date                                                           $0.00
                                                                                                   -------------------

   5 Owner Trustee Fee for such Distribution Date                                                               $0.00
                                                                                                   -------------------

J CALCULATION OF THE AVAILABLE AMOUNTS FOR SUCH DISTRIBUTION DATE

   1 The amount of funds deposited into the Collection Account pursuant to Section 5.05(b)
     of the Sale and Servicing Agreement with respect to the related Due Period                        $25,660,560.85
                                                                                                   -------------------

     a    All amounts received by the Indenture Trustee or the Servicer with respect to principal and interest on the Contracts, as well as Late
          Payment Penalty Fees and Extensions Fees for related $25,168,527.69
          Due Period                                                                                   $25,168,527.69
                                                                                                   -------------------

     b    All Net Liquidation Proceeds                                                                    $398,495.88
                                                                                                   -------------------

     c    The aggregate of the Repurchase Prices for Contracts required to be repurchased
          by the Depositor as described in Section 7.05 of the Sale and Servicing Agreement                     $0.00
                                                                                                   -------------------

     d    All Advances made by Servicer pursuant to Section 7.02 of the Sale and Servicing
          Agreement                                                                                             $0.00
                                                                                                   -------------------

     e    All amounts paid by the Seller in connection with an optional repurchase of the
          Contracts described in Section 7.07 of the Sale and Servicing Agreement                               $0.00
                                                                                                   -------------------

     f    All amounts received in respect of interest, dividends, gains, income and earnings on investments of funds in the Trust Accounts as contemplated in Section 5.05(b) of the Sale and $93,537.28 Servicing
          Agreement                                                                                        $93,537.28
                                                                                                   -------------------

     g    Total amount of funds deposited into the Collection Account pursuant to
          Section 5.05(b)(the sum of a. through g.)                                                    $25,660,560.85
                                                                                                   -------------------

   2 The amount of funds permitted to be withdrawn from the Collection Account pursuant to clauses (i) through (iii) of Section 7.03(a) of the Sale and Servicing Agreement
     with respect to related Due Period                                                                   $600,278.04
                                                                                                   -------------------

     a    Amounts to be paid to the Servicer as the Reimbursement Amount in accordance
          with Section 7.02 of the Sale and Servicing Agreement                                                 $0.00
                                                                                                   -------------------

     b    Amounts to be paid to the Servicer in respect to the Servicing Fee for the related Due
          Period                                                                                           600,278.04
                                                                                                   -------------------

     c    Amounts to be paid to the Indenture Trustee in respect of the Indenture Trustee
          Fee for the related Due Period                                                                        $0.00
                                                                                                   -------------------



     d    Amounts to be paid to the Owner Trustee in respect of Owner Trustee Fee for
          related Due Period                                                                                    $0.00
                                                                                                   -------------------

     e    Total amount of funds permitted to be withdrawn from the Collection Account pursuant to clauses (i) through (iii) Section 7.03(a) of the Sale and
          Servicing Agreement with respect to the related Due Period (sum of a. through d.)               $600,278.04
                                                                                                   -------------------

     3 The Available Amounts (not including amounts from Reserve Fund Account) for such
       Distribution Date available to pay Note Distributable Amounts and Certificate
       Distributable Amounts                                                                           $25,060,282.81
       (1(g) minus 2(e))                                                                           -------------------

     4 The Available Amounts otherwise distributable to the Certificateholders
       that will be distributed to the Noteholders on such Distribution Date                                    $0.00
                                                                                                   -------------------

K   THE SHORTFALL OF AVAILABLE AMOUNTS FOR SUCH DISTRIBUTION DATE TO PAY EITHER THE NOTE
    DISTRIBUTABLE AMOUNT OR THE CERTIFICATE DISTRIBUTABLE AMOUNT                                          $780,540.05
    (the Available Amounts for such Distribution Date minus the sum of the Note Distributable      -------------------
    Amount as set forth in E. and the Certificate Distributable Amount as set forth in H.)


L   THE AMOUNT TO BE WITHDRAWN FROM THE RESERVE FUND ON SUCH DISTRIBUTION DATE TO COVER THE
    NOTE INTEREST DISTRIBUTABLE AMOUNT                                                                          $0.00
                                                                                                   -------------------

M   THE AMOUNT TO BE WITHDRAWN FROM THE RESERVE FUND ON SUCH DISTRIBUTION DATE TO COVER THE
    CERTIFICATE INTEREST DISTRIBUTABLE AMOUNT                                                                   $0.00
                                                                                                   -------------------

N   THE AMOUNT TO BE WITHDRAWN FROM THE RESERVE FUND ON SUCH DISTRIBUTION DATE TO COVER THE
    NOTE PRINCIPAL DISTRIBUTABLE AMOUNT                                                                   $780,540.05
                                                                                                   -------------------

O   THE AMOUNT TO BE WITHDRAWN FROM THE RESERVE FUND ON SUCH DISTRIBUTION DATE TO COVER THE
    CERTIFICATE PRINCIPAL DISTRIBUTABLE AMOUNT                                                                  $0.00
                                                                                                   -------------------

P   INTEREST EARNINGS ON THE RESERVE FUND.                                                                $133,512.75
                                                                                                   -------------------

Q   THE AMOUNT ON DEPOSIT IN THE RESERVE FUND AFTER GIVING EFFECT TO DEPOSITS
    AND WITHDRAWALS THEREFROM ON SUCH DISTRIBUTION DATE                                                $26,498,214.24
                                                                                                   -------------------

R   THE SPECIFIED RESERVE FUND AMOUNT FOR SUCH DISTRIBUTION DATE WILL BE AN
    AMOUNT EQUAL TO THE LESSER OF (I) THE AGGREGATE UNPAID PRINCIPAL BALANCE OF
    THE CLASS A-1 NOTES, THE CLASS A-2 NOTES, THE CLASS A-3 NOTES, THE CLASS A-4
    NOTES AND THE CLASS B NOTES AND THE CERTIFICATE BALANCE AS OF SUCH
    DISTRIBUTION DATE, AND (II) THE GREATER OF:

    (a) 4.25% of the aggregate unpaid principal balance of the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes and the
        Class B Notes and the Certificate Balance on such Distribution Date, except that if a Reserve Fund Trigger Event shall have occurred and be continuing on such Distribution Date, then the percentage of the aggregate unpaid principal balance of the Class A-1 Notes, the Class A-2
        Notes, the Class A-3 Notes, the Class A-4 Notes and the Class B Notes and the Certificate Balance referred to in this clause (a), shall be equal to 6.50%; and

    (b) 1.00% of the Aggregate Principal Balance as of the Cutoff Date.                                $39,184,754.07
                                                                                                    ------------------


S   THE POOL FACTOR

                               Factor immediately Before            Factor immediately After
                               such Distribution Date               such Distribution Date
            Class A-1 Note   1   0.3268094                        7  0.2102409
                               ------------                         -----------

            Class A-2 Note   2   1.0000000                        8  1.0000000
                               ------------                         -----------

            Class A-3 Note   3   1.0000000                        9  1.0000000
                               ------------                         -----------

            Class A-4 Note   4   1.0000000                       10  1.0000000
                               ------------                         -----------

            Class B Note     5   1.0000000                       11  1.0000000
                               ------------                         -----------

            Certificate      6   1.0000000                       12  1.0000000
                               ------------                         -----------

T   DELINQUENT CONTRACTS

      1 31-60 Days                                                                             1,903    $21,695,241.41
                                                                                          ------------------------------

      2 61-90 Days                                                                               380     $4,474,785.87
                                                                                          ------------------------------

      3 91 or More Days                                                                          169     $2,103,395.19
                                                                                          ------------------------------

            Total Delinquent Receivables                                                       2,452    $28,273,422.47
            61+ Days Delinquencies as Percentage of Receivables                                                   1.09%

            Delinquency Ratio for Second Preceding Collection                                                     0.86%
            Period
            Delinquency Ratio for Preceding Collection Period                                                     1.02%
            Delinquency Ratio for Current Collection Period                                                       1.09%
            Average Delinquency Ratio        (Reserve Fund Trigger Event >= 2.0%)                                 0.99%

U   DEFAULTED CONTRACTS

      1 Total Defaulted Contracts for the Due Period                                              299      2,543,576.52
                                                                                                      ------------------

      2 Identity (attach)

      3 Liquidation proceeds for the Due Period                                                             $464,816.44
                                                                                                      ------------------

      4 Liquidation expenses for the Due Period                                                              $26,618.32
                                                                                                      ------------------

      5 Net Liquidation Proceeds for the Due Period                                                         $438,198.12
                                                                                                      ------------------

      6 Net Liquidation Losses for the Due Period                                                         $2,105,378.40
                                                                                                      ------------------

            Principal Recoveries of Defaulted Receivables                                                    $27,270.35
            Principal on Defaulted Receivables                                                            $2,389,496.17
            Pool Balance at Beginning of Collection Period                                              $624,990,379.03
            Net Loss Ratio for Current Collection Period                                                          4.04%

            Net Loss Ratio for Second Preceding Collection Period                                                 1.63%
            Net Loss Ratio for Preceding Collection Period                                                        3.71%
            Net Loss Ratio for Current Collection Period                                                          4.04%
            Average Net Loss Ratio                               (Reserve Fund Trigger Event >= 2.5%)             3.13%




V   ADVANCES

      1 Unreimbursed Advances prior to such Distribution Date                                               $706,569.65
                                                                                                      ------------------

      2 Amount paid to Servicer on such Distribution Date to reimburse Servicer for such                          $0.00
        unreimbursed Advances
                                                                                                      ------------------

      3 Amount of Delinquent Interest for the related Due Period                                                  $0.00
                                                                                                      ------------------

      4 Amount of new Advances on such Distribution Date (if such amount is less than the amount of Delinquent Interest, attach the certificate required by Section 7.02 of
        the Sale and Servicing Agreement)                                                                         $0.00
                                                                                                      ------------------

      5 Total of unreimbursed Advances after new Advances on such Distribution Date                         $706,569.65
                                                                                                      ------------------

W   REPURCHASED CONTRACTS

      1 Number of Contracts to be repurchased pursuant to Section 7.07 of the Sale
        and Servicing Agreement                                                                                       0
                                                                                                      ------------------

      2 Principal Amount of such Contracts                                                                        $0.00
                                                                                                      ------------------

      3 Related Repurchase Price of such Contracts                                                                $0.00
                                                                                                      ------------------

X   CONTRACTS

      1 Number of Contracts as of beginning of Due Period                                                        55,274
                                                                                                      ------------------

      2 Principal Balance of Contracts as of beginning of Due
        Period                                                                                           624,990,379.03
                                                                                                      ------------------

      3 The weighted average Contract Rate of the Contracts as of the beginning of the Due Period                11.61%
                                                                                                      ------------------

      4 The weighted average remaining term to maturity of the Contracts as of the
        beginning of the Due Period                                                                               43.39
                                                                                                      ------------------

      5 Number of Contracts as of end of Due Period                                                              54,266
                                                                                                      ------------------

      6 Principal Balance of Contracts as of end of Due Period                                           602,842,370.36
                                                                                                      ------------------

      7 The weighted average Contract Rate of the Contracts as of the end of the Due
        Period                                                                                                   11.60%
                                                                                                      ------------------

      8 The weighted average remaining term to maturity of the Contracts as of the
        end of the Due Period                                                                                     42.70
                                                                                                      ------------------

